CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PILOT PLANT SERVICES AGREEMENT
THIS PILOT PLANT SERVICES AGREEMENT (“Agreement”) is made and entered into as of April 4, 2014 (the “Effective Date”) by and between Amyris, Inc., having its principal place of business located at 5885 Hollis St, Suite 100, Emeryville, CA 94608 (“Amyris”), and TOTAL New Energies USA, Inc., a corporation incorporated under the laws of the state of Delaware, having its principal place of business located at 5858 Horton Street, Emeryville, CA 94608 (“TOTAL”). Amyris and TOTAL may each be referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, TOTAL desires to receive pilot plant scale fermentation process development services, fermentation and downstream separations scale-up services, and training for certain of its employees on the aforementioned technologies in order to support its projects in the field of industrial biotechnology.
WHEREAS, Amyris has a fermentation pilot plant facility (the “Pilot Plant”) and personnel with fermentation and downstream separations scale-up expertise and agrees to provide certain fermentation and downstream separations scale-up services and training to TOTAL as outlined below; and
WHEREAS, Amyris has agreed to allow TOTAL to occupy certain portions of the Pilot Plant pursuant to that certain Sublease, entered into as of even date herewith, between Amyris and TOTAL (the “Sublease”);
NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants contained herein, the Parties agree as follows:
1. Services and Joint Oversight Team.
(a)    Amyris agrees to perform the fermentation and downstream separations scale-up activities and training at the Pilot Plant for TOTAL as set forth on Exhibit A hereto (the “Services”), which exhibit is incorporated herein by reference. The Services and other terms and conditions set forth in Exhibit A may be supplemented and/or amended from time to time upon the execution of a revised Exhibit, signed by both Parties. Such revised Exhibit shall be subject to all the terms and conditions of this Agreement.
(b)    At all times during the Term, TOTAL and Amyris shall each designate and maintain two (2) individuals to constitute a “Joint Oversight Team” for all Services to be performed under this Agreement. The Joint Oversight Team shall review from time to time the overall progress of the Services and shall, upon request by either Party, review and attempt to informally resolve, as provided in Section 7(a) of the Agreement, any problems or disputes that may arise pertaining to such Services. At the Effective Date, TOTAL’s representatives shall be its Head of Biotech, R&D and its Head of the Biotechnology Department, Technology, Operations & Projects Division, and Amyris’s representatives shall be its President of Research and Development and its Director of Fermentation. TOTAL and Amyris may each change the persons it designates to serve as its representative

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on the Joint Oversight Team at any time and from time-to-time during the Term at its discretion.
2.    Service Fees and Expenses; Recordkeeping and Inspection.
(a)    Payment for Services. The annual fee payable by TOTAL to Amyris for all Services within a calendar year is $ 895,327 (each year’s fee being the applicable “Annual Fee” for such year). This Annual Fee will include the total cost of the Services, including, without limitation, all costs associated with staff, lab equipment, leasehold improvements, nutrients, sugar, materials, chemicals, consumables and other items required to perform the Services.
(b)    No Adjustments. The Annual Fee is fixed as provided above and is not subject to adjustment.
(c)    Payment Terms. The Annual Fee is due in three (3) equal installments payable on March 1, July 1 and November 1 of each year during the Term. The Parties agree that first Annual Fee payment for 2014 will be due and payable within fifteen (15) days after the Effective Date, rather than on March 1, 2014 (and Amyris shall generate and submit to TOTAL an electronic invoice on the Effective Date for such amount). After the first Annual Fee payment, and for all subsequent payment, Amyris shall generate an electronic invoice to be submitted to TOTAL thirty (30) days prior to the each installment due date. Each installment will be paid in U.S. Dollars by wire transfer in immediately available funds to an account designated in writing in advance by Amyris.
(d)    Reports. Amyris shall create and maintain complete and accurate records, and raw data files in accordance with Amyris’s standard record keeping policies, which fully and properly reflect all Services performed by it and the results thereof, including, but not limited to, the time and date equipment in the OCT Facilities is utilized to conduct each Campaign, the amount of time expended by each OCT Personnel to perform each of the Services (including, without limitation, the time expended on each step of each Campaign) (the “Records”). The Records shall include, without limitation, appropriate detail for intellectual property and regulatory purposes and such information, data and materials as are required to be maintained pursuant to any applicable law, ordinance, rule, regulation or guideline and Exhibit A.
(e)    Recordkeeping. All Records shall be kept separately from documentation, records, and materials associated with other Amyris activities. Amyris shall maintain the Records for one (1) year after expiration or earlier termination of the Agreement or such other longer amount of time as is required by any law, ordinance, rule, regulation or guideline applicable with respect to the Services. Prior to destroying any Records, Amyris shall give TOTAL at least sixty (60) days’ prior written notice of Amyris’s intention to destroy such Records and include with such notice a summary of such Records proposed to be destroyed containing sufficient detail for TOTAL to determine the content of such Records. Upon TOTAL’s written request, and at TOTAL’s expense, Amyris shall deliver to

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TOTAL all original Records, or if requested by TOTAL, certified or authenticated complete legible copies of such Records.
(f)    Records Access. Access to all Records, for inspection and copying, shall be made available by Amyris to TOTAL and/or TOTAL’s designees at any time during normal business hours at Amyris’s Emeryville offices upon five (5) business days’ prior notice.
(g)    To the extent that an item in the Records relates exclusively to a Service, such item shall not be used by Amyris for any purpose other than performing the Services or as otherwise expressly required by this Agreement, and shall be deemed TOTAL Confidential Information (as defined below).
3.    Confidentiality.
(a)    Definition. “Confidential Information” means the information and material that either Amyris or TOTAL or their respective Affiliates (in such disclosing capacity, the “Disclosing Party”) has disclosed or may disclose per this Agreement to the other Party or its Affiliates (the “Receiving Party”) relating to the Disclosing Party’s business, including without limitation trade secrets, processes, formulae, data and know-how, improvements, inventions, chemical or biological materials, techniques, standard operating procedures (“SOP”), methods for making compounds, target compounds, product development plans, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by the Disclosing Party, or has otherwise become known or provided to the Disclosing Party, or which proper rights have been assigned to the Disclosing Party, as well as any other information and materials that are deemed confidential or proprietary to or by the Disclosing Party (which may include, without limitation, information and materials of the Disclosing Party’s customers and consultants and other third parties). For clarity, all information disclosed, whether in oral, written, graphic or electronic form, pursuant to an SOW (as defined in Exhibit A) shall be considered Confidential Information of TOTAL and all other information will be considered Confidential Information of the Disclosing Party if the Disclosing Party has provided a non-confidential summary (which may be written or oral) of the items proposed to be disclosed between the Disclosing Party and the Receiving Party and the Receiving Party has agreed to accept such information and such acceptance is reflected by the parties in writing. However, SOPs pertaining to the operation of equipment in the OCT Facilities (as defined in the Sublease) shall not be deemed as Confidential Information of either Party. For purposes of this Agreement, an “Affiliate” of a Party means an entity directly or indirectly controlling, controlled by or under common control with that Party where controlling, controlled or control means the ownership or control, directly or indirectly, of at least fifty percent (50%) (or the maximum ownership or control permitted under applicable law, if lower) of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the date of this Agreement or hereafter during the Term; provided that such entity shall be considered an Affiliate only for the time during which such control exists.
(b)    Use. Except with the prior written consent of the Disclosing Party or as

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contemplated by this Agreement, each Receiving Party agrees to:
(i)    protect, maintain in confidence any and all Confidential Information of the Disclosing Party, including any information derived therefrom;
(ii)    not to disassemble, reverse engineer, decompile, reproduced or distributed in whole or in part any Confidential Information of the Disclosing Party;
(iii)    only disclose the Confidential Information of the Disclosing Party to each Affiliate, employee, officer, director, consultant or agent of the Receiving Party who has a legitimate “need to know” and who is bound by written agreements with the Receiving Party to restrictions substantially similar to the restrictions herein. For the avoidance of doubt, Amyris shall not disclose any TOTAL Confidential Information to anyone except (1) OCT Personnel, (2) Amyris’ members of the Joint Oversight Team and/or officers as needed to resolve disputes pursuant to Section 7(a) below, (3) members of Amyris’ legal department or outside counsel, or (4) as required by applicable law or regulation, without the express prior written consent of TOTAL;
(iv)    take all reasonable precautions to prevent disclosure to, and use by, any person or entity of any Confidential Information of the Disclosing Party;
(v)    not to make use of the Confidential Information of the Disclosing Party except in performance of its obligations or executing its rights hereunder;
(vi)    notify the Disclosing Party, promptly and in writing, of any actual or suspected misappropriation or unauthorized use or disclosure of the Confidential Information that may come to the Receiving Party’s attention; and
(vii)    notify the Disclosing Party in the event that the Pilot Plant Manager or TOTAL BPP Coordinator, as the case may be, has authorized disclosure of the Disclosing Party’s Confidential Information as set forth in Schedules 1 or 1A, as applicable.
(c)    Exceptions. The Disclosing Party agrees that the restrictions set forth in this Section 3 above shall not apply with respect to any information that the Receiving Party can document (i) is or (through no improper action or inaction by the Receiving Party or any Affiliate, agent, consultant or employee) becomes generally available or known to the public, (ii) was rightfully in its possession or known by it prior to receipt from the Disclosing Party, (iii) was rightfully disclosed to it by a third party having no obligation of confidentiality, or (iv) was independently developed without use of any Confidential Information of the Disclosing Party. The Receiving Party may make disclosures of Confidential Information that are required by court order or applicable law provided the Receiving Party promptly notifies the Disclosing Party of any such request, demand, or requirement for disclosure and uses diligent efforts to limit disclosure and to obtain, if applicable, confidential treatment or a protective order and has allowed the Disclosing Party to participate in the proceeding. Notwithstanding the foregoing, all Confidential Information designated as owned by or assigned to TOTAL in connection with this

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Agreement shall be deemed Confidential Information of TOTAL disclosed by TOTAL to Amyris and exceptions (ii) and (iv) above will not be applicable thereto.
(d)    Return of Materials. Except as otherwise provided herein, immediately upon a written request by the Disclosing Party at any time, the Receiving Party will turn over to the Disclosing Party all Confidential Information of the Disclosing Party and all documents or media containing any such Confidential Information and any and all copies or extracts thereof. Notwithstanding this Section 3(d), nothing herein shall prevent either Party from retaining copies of Confidential Information of the Disclosing Party as necessary to comply with applicable law and regulation, provided that such copies shall only be accessed by members of the Receiving Party’s legal counsel and internal finance group, and for no other use.
(e)    Remedies. The Parties acknowledge that their obligations under this Section 3 are necessary and reasonable to protect the Confidential Information and expressly agree that monetary damages would be inadequate to compensate the Disclosing Party for the breach of any of the terms and conditions of this Section 3. In addition to any other remedies that may be available, in law, in equity, or otherwise, the Disclosing Party is entitled to seek appropriate equitable relief as set forth in Section 7 below.
4.    Intellectual Property.
(a)    Existing Intellectual Property. Each Party will retain all of its right, title and interest in and to its own intellectual property in existence prior to the Effective Date.
(b)    Inventions. “Inventions” shall mean any and all inventions, discoveries, data and information, whether or not copyrightable or patentable, conceived, reduced to practice, made, observed or developed by a Party or its Affiliates, together with all intellectual property, industrial or other proprietary rights related thereto.
(c)    Ownership of Work Product Inventions. All Inventions arising or developed pursuant to the performance of Services under an SOW that comprise improvements or modifications to either equipment or operating procedures for such equipment or sample preparations for farnesene that are owned, controlled or licensed by Amyris and used by Amyris in the performance of the Services under an SOW shall be exclusively owned by Amyris (“Amyris Inventions”); provided, that Amyris hereby grants TOTAL a nonexclusive, irrevocable, perpetual, non-transferable, royalty-free license to exploit and exercise all such Amyris Inventions in support of TOTAL’s exercise or exploitation of the TOTAL Inventions (including any modifications, improvements and derivatives of any of them). If Amyris rejects this Agreement under the Bankruptcy Code and TOTAL elects to retain its rights, (x) the waivers under Bankruptcy Code Section 365(n)(2)(C) shall apply only to rights of setoff and administrative claims arising solely out of this Section 4(c), and not to any other rights under this Agreement, or any other agreements or instruments; and (z) Amyris shall, without need for notice or hearing, provide to TOTAL a copy of any intellectual property (including any embodiments) held by Amyris or its Affiliates comprising the Amyris Inventions to enable Total to exercise its non-exclusive license in and to the Amyris

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Inventions, and shall not interfere with the rights of TOTAL to such intellectual property (including any embodiments) including any right to obtain such intellectual property (and embodiments) from any Affiliate. Except as provided in Section 4(d) below, all other Inventions arising or developed pursuant to the performance of Services under an SOW shall be exclusively owned by TOTAL (“TOTAL Inventions”). Amyris shall (and shall cause each of its Affiliates and each of their respective representatives, employees or agents) to assign, and hereby does assign to TOTAL (or an entity designated by TOTAL in writing), all rights, title and interest in and to such TOTAL Inventions.
(d)     Ownership under the Biofene Program. Notwithstanding Section 4(c), all Inventions arising or developed pursuant to the performance of Services under a SOW for Campaigns to be operated pursuant to the Technology License, Development, Research and Collaboration Agreement, dated June 21, 2010 as amended by that a certain first Amendment dated as of November 23, 2011 and by a certain second amendment to the Technology, License, Development, Research and Collaboration dated as of July 30, 2012 the Second Amendment, by and between Amyris and TOTAL Energies Nouvelles Activités USA, SAS (the “Collaboration Agreement”) shall be governed by the terms of the Collaboration Agreement.
(e)    No Rights Granted. Neither Party, pursuant to this Agreement, either expressly or by implication, grants to the other Party any type of rights or licenses to use any of its intellectual property (including its Confidential Information and Inventions) other than as set forth in this Agreement.
5.    Indemnification and Insurance.
(a)    TOTAL agrees to indemnify and hold harmless Amyris from any and all liability, loss (including attorneys’ fees), or damage they may suffer as the result of claims, demands, costs, or judgments against them (collectively, “Damages”) to the extent arising out of (i) any actions or omissions of TOTAL or its subcontractors with respect to the performance of the Services, (ii) gross negligence or willful misconduct on the part of TOTAL or its subcontractors with respect to the performance of the Services, (iii) actual or alleged infringement or misappropriation of a third party’s intellectual property through use of material (including cells and strains) provided by or on behalf of TOTAL or its Affiliates to Amyris for use in the Services, or (iv) a breach of any applicable federal, state or local law by TOTAL or its subcontractors.
(b)     Amyris agrees to indemnify and hold harmless TOTAL from any and all Damages to the extent arising out of any (i) actions or omissions of Amyris or its subcontractors with respect to the performance of the Services, (ii) gross negligence or willful misconduct on the part of Amyris or its subcontractors with respect to the performance of the Services or (iii) a breach of any applicable federal, state or local law by Amyris or its subcontractors.
(c)    For the avoidance of doubt, this Section does not cover or address any liability that could be an indemnifiable claim under the Sublease.

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(d)    Each Party’s agreement to indemnify and hold the other harmless is conditioned on the indemnified Party (i) providing written notice to the indemnifying Party of any claim, demand or action (“Claim”) arising out of the indemnified activities within thirty (30) days after the indemnified Party has knowledge of such Claim; (ii) permitting the indemnifying Party to assume full responsibility to investigate, prepare for and defend against any such Claim; (iii) assisting the indemnifying Party, at the indemnifying Party’s reasonable expense, in the investigation of, preparation for and defense of any such Claim; and (iv) not compromising or settling such Claim without the indemnifying Party’s written consent. The indemnifying Party shall not settle a Claim in any manner that admits fault on behalf of the indemnified Party or imposes injunctive relief on the indemnified Party without such Party’s prior written consent.
(e)    Each of TOTAL and Amyris shall maintain the following insurance coverage provided by an admitted insurer with an AM Best rating of A and a financial size rating of VII or greater:
(i)    Workers’ Compensation insurance including Occupational Disease coverage in accordance with the laws of the federal, state and local governments having jurisdiction(s) over Emeryville, CA and Employers’ Liability Insurance (including Borrowed Servant and Voluntary Compensation) with a limit of not less than $1,000,000 for each accident;
(ii)    Commercial General Liability Insurance with a combined single limit of $1,000,000 per occurrence and shall include, but not be limited to, coverage for death, bodily injury and property damage, and products-completed operations coverage applicable to bodily injury, sickness or death and for loss of or damage to property;
(iii)    Automobile Liability Coverage for owned, non-owned, hired and all other vehicles used by Company, its employees and agents with a combined single limit of $1,000,000 applicable to bodily injury, sickness or death of any person, or loss of or damage to property for any one occurrence;
(iv)    Umbrella liability insurance with a limit of $5,000,000 per occurrence providing liability insurance excess of the coverages listed above; and
(v)    All policies shall provide a waiver of subrogation in favor of the other Party. The Commercial General Liability policy shall name the other Party as additional insured solely for the liabilities assumed in this agreement. Each Party shall be notified of material change or cancellation of insurance according to the policy provisions. Upon request, the Parties shall provide certificates of insurance evidencing compliance with this agreement.
6.    Term and Termination.
(a)    This Agreement will commence on the Effective Date and will continue for a five (5) year period or the earlier date of termination as provided below (the “Term”).

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(b)    TOTAL may terminate this Agreement for convenience at any time upon ninety (90) days’ prior written notice, provided that TOTAL will, as Amyris’s sole and exclusive remedy, the effective date upon of such termination, pay Amyris (i) any fee(s) due under Exhibit A for the Services provided up to and including the effective date of notification of such termination, and (ii) an additional payment equal to the amount due for the Annual Fee for the next year of Services.
(c)    In addition to any other rights or remedies it may have, TOTAL may terminate this Agreement upon sixty (60) days’ written notice (i) if Amyris materially breaches any of the terms or conditions of this Agreement, and such breach is not cured within such sixty (60) day period, or (ii) upon the occurrence of any event that is a “Default” under Sections 15.1.1, 15.1.2, 15.1.3 (but only if a default under that subsection results in a termination of the Sublease), 15.1.4, 15.1.5, and 15.1.7 of the Sublease.
(d)    Amyris may terminate this Agreement (i) upon forty five (45) days’ written notice if TOTAL fails to pay any undisputed invoice when due, and such invoice is not paid within such forty five (45) day period, or (ii) upon sixty (60) days’ written notice if TOTAL materially breaches Section 3 or 5(a) of this Agreement, and such breach is not cured within such sixty (60) day period.
(e)    Sections 3, 4, 5, 7, 6(e), 8 and 9 shall survive any termination or expiration of this Agreement in accordance with their respective terms.
7.    Dispute Resolution.
(a)    If there is a dispute between the Parties arising out of or in connection with this Agreement, including, but not limited to, any actual or alleged breach of the Agreement the OCT Manager and the TOTAL BPP Coordinator will negotiate in good faith to resolve it amicably within five (5) business days. If no solution is found by such date, either Party may give written notice of such dispute to the Joint Oversight Team, and the Joint Oversight Team shall then negotiate in good faith to resolve the dispute. If the Joint Oversight Team does not resolve such dispute to the satisfaction of both Parties within five (5) business days from the date of the initial notice of a dispute to the Joint Oversight Team, the Parties shall each escalate such dispute to their respective officers, who shall meet by phone or in person within ten (10) business days from the date of the initial notice to the Joint Oversight Team and endeavor to resolve such dispute. If (and only if) the respective officers are unable to resolve such dispute, and such dispute is not related to an actual or alleged breach by TOTAL, TOTAL shall be entitled to suspend payment of any amounts that may become due hereunder until such dispute is resolved to the mutual satisfaction of the Parties
(b)    In the event that any such dispute between the Parties about a breach or alleged breach of this Agreement cannot be resolved pursuant to the process described in Section 7(a) within a period of sixty (60) days after the initial notice to the Joint Oversight Team (the last day of such sixty (60) day period being herein referred to as the “Arbitration Date”), such dispute shall be referred to and be finally settled in accordance with the Rules

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and Procedures of JAMS then in effect (the “Rules”), without recourse to the ordinary courts of law, by three arbitrators with substantial experience in resolving complex commercial contract disputes. Each of the Parties shall nominate an arbitrator, and the two so nominated shall, once their appointment is confirmed by JAMS, nominate the third arbitrator, who shall act as Chairperson of the arbitral tribunal. If, however, the two arbitrators nominated by TOTAL and Amyris cannot agree upon a third arbitrator within thirty (30) days of their confirmation, the third arbitrator shall be chosen by JAMS in accordance with the Rules. The seat or legal place of arbitration shall be New York City (United States). The language shall to be used in the arbitral proceedings shall be English. For clarity, disputes arising pursuant to the Services shall initially be addressed by the dispute resolution section in Exhibit A. In the event a dispute regarding the Services cannot be resolved by mutual agreement of the Parties under the Joint Oversight Team section in Exhibit A, then this provision will govern. Notwithstanding anything to the contrary, either Party may seek injunctive or other forms of equitable relief without the necessity of proving actual damages at any time from any court of competent jurisdiction.
(c)    The Parties intend that these provisions will be valid, binding, enforceable, and irrevocable and will survive any termination of this Agreement and shall be the sole and exclusive set of procedures for the resolution of any dispute between the Parties arising out of or in connection with this Agreement.
8.    Representations, Warranties and Covenants.
(a)    Amyris represents, warrants and covenants that:
(i)    the Services will be performed in a professional and workmanlike manner and in full compliance with all applicable laws and regulations, Exhibit A and the applicable SOW;
(ii) none of the Services or any part of this Agreement is or will be inconsistent with any obligation Amyris may have to others; all work under this Agreement shall be performed by OCT Personnel, and to the best of Amyris’s knowledge, such work will not infringe or misappropriate any intellectual property rights of Amyris, any of its Affiliates nor any third party; Amyris has the full right to provide TOTAL with the assignments and rights provided for herein; and
(i)    in performing the Services, Amyris will not, without TOTAL’s prior written consent, disclose to TOTAL or use for its benefit any trade secret or proprietary or confidential information of any third party.
(b)    Each Party represents and warrants to the other that: (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; (iii) this Agreement is legally binding upon it, enforceable against it in

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accordance with its terms, except as enforcement may be limited or affected by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors' rights generally in accordance with its terms; and (iv) execution of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.
(c)    Each Party understands and agrees that except as expressly provided herein, the Services, training and any materials provided hereunder are provided AS IS WITHOUT REPRESENTATION OR WARRANTY, INCLUDING WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.
(d)    EXCEPT FOR VIOLATIONS OF SECTION 3, IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER ANY LEGAL OR EQUITABLE THEORY OF LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THE SERVICES OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT.
(e) EXCEPT FOR VIOLATIONS OF SECTION 3, IN NO EVENT WILL EITHER PARTY BE LIABLE UNDER ANY LEGAL OR EQUITABLE THEORY OF LIABILITY FOR ANY DIRECT DAMAGES, HOWEVER CAUSED, ARISING OUT OF THE SERVICES OR ANY OTHER SUBJECT MATTER OF THIS AGREEMENT IN EXCESS OF AMOUNT EQUAL TO THE MAXIMUM ANNUAL FEE PAID FOR ANY CALENDAR YEAR UNDER THIS AGREEMENT.
9.    General Provisions.
(a)    The Parties will perform their obligations under this Agreement as independent contractors and nothing contained in this Agreement will be construed to be inconsistent with such relationship or status. This Agreement will not constitute, create or in any way be interpreted as an employment or agency relationship or a joint venture or partnership of any kind.
(b)    This Agreement will be governed by the laws of the State of New York, as such laws are applied to contracts entered into and to be performed within such state, without regard to any conflicts of laws provisions.
(c)    This Agreement, including Exhibit A and any SOWs executed thereunder, are intended by the Parties to be one, integrated non-severable set of transactions, and set forth the entire agreement and understanding between Amyris and TOTAL relating to the subject matter herein and therein, and supersedes all prior discussions between the Parties. In the event of a conflict between or among this Agreement, Exhibit A, an SOW and any other schedule or Exhibit, the following order of precedence shall govern: Exhibit A, this Agreement, an SOW, and, if any, all other Exhibits and Schedules. No modification of or amendment to this Agreement, Exhibit A or any SOW, nor any waiver of any rights

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hereunder or thereunder will be effective unless executed in writing and signed by both Parties.
(d)    All notices required or given herewith shall be addressed to Amyris or TOTAL at the designated addresses shown below by registered mail, special delivery, or by certified courier service:

If to TOTAL: TOTAL New Energies USA, Inc. 5858 Horton Street Emeryville, CA, 94608 Attn: Chief Executive Officer Email: ____________________________	If to Amyris: Amyris, Inc. 5885 Hollis St, Suite 100 Emeryville, CA 94608 Attn: Legal Department Email: generalcounsel@amyris.com
(e)    The headings used in this Agreement are for the convenience of the Parties and for reference purposes only and shall not form a part or affect the interpretation of this Agreement.
(f)    If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.
(g)    Neither this Agreement nor any right or obligation hereunder or interest herein may be assigned, delegated, or transferred by either Party by operation of law or otherwise without the express prior written consent of an officer of the other Party, provided, however, that (i) either Party may assign this Agreement upon written notice to the other Party to the purchaser of its entire business, and (ii) TOTAL may assign or transfer this Agreement to any Affiliate. This Agreement will be binding upon the assignor’s heirs, executors, administrators and other legal representatives.
(h)    If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements, in addition to any other relief to which the Party may be entitled.
(i)    Amyris is committed to the provisions outlined in the Equal Opportunity Clauses of Executive Order 11246, (41 CFR 60-1.4), section 503 of the Rehabilitation Act of 1973, (41 CFR 60-741.5(a)), section 402 of the Vietnam Era Veterans Readjustment Act of 1974, (41 CFR 60-250.5(a)), and, the Jobs for Veterans Act of 2003, (41 CFR 60-300.5(a)) as well as any other regulations pertaining to these orders.

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IN WITNESS WHEREOF, and intending to be bound by the provisions hereof, the Parties hereto have caused this Agreement to be executed personally or by their duly authorized representatives, to be effective as of the Effective Date.

AMYRIS, INC.	TOTAL NEW ENERGIES USA, INC.
Signature: /s/ John Melo _______________	Signature:_________________________
By: John Melo__________________	By:___________________________________ (print name)
Title: C.E.O.___________________	Title:__________________________________

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IN WITNESS WHEREOF, and intending to be bound by the provisions hereof, the Parties hereto have caused this Agreement to be executed personally or by their duly authorized representatives, to be effective as of the Effective Date.

AMYRIS, INC.	TOTAL NEW ENERGIES USA, INC.
Signature:______________________________	Signature:/s/ Denis Giorno
By:___________________________________	By: Denis Giorno (print name)
Title: ____________________________	Title: President and CEO

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EXHIBIT A
I.OVERVIEW
Pursuant to Section 1 of the Agreement, this Exhibit A describes and sets forth the terms and conditions under which Amyris shall perform certain Services for TOTAL as described below and as requested by TOTAL. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. For purpose of this Exhibit A, the “OCT Facilities” shall have the meaning given to it in the Sublease.
II.OPERATING CORE TEAM (OCT) – MANAGEMENT OF THE OCT FACILITIES
a)OCT Personnel. Amyris will designate at least six (6) Amyris employees who will be exclusively authorized to operate the OCT Facility and perform all Services hereunder, including executing the Campaigns (as defined below) (the “OCT Personnel”). Amyris will endeavor to staff the OCT Facility with at least ten (10) OCT Personnel during the term of the Agreement. Amyris shall ensure that the OCT Personnel are qualified to use all equipment and tools in the OCT Facilities required for the performance of the Services. Throughout this Exhibit A, the term “Amyris Employees” means any and all employees of Amyris that are not OCT Personnel. Amyris will maintain a list of the names of all OCT Personnel which can be reviewed by TOTAL on an as-needed basis upon reasonable request. Amyris will notify TOTAL when it actually replaces an OCT Personnel, identifying the individual to be replaced and the replacement.
b)OCT Policies. All OCT Personnel will be required to follow a set of policies (including additional confidentiality restrictions) that apply to performance of the Services, and each OCT Employee shall acknowledge in writing that he/she has reviewed, understood and agreed to abide by such policies. Any TOTAL employees that are being trained as part of the Services or otherwise participating or observing the Services in the Pilot Plant will need permission of the OCT Manager to be in the OCT Facilities and will be required to follow the same policies while in the OCT Facilities, and sign substantially the same acknowledgement. In addition, Amyris employees executing SOWs on behalf of Amyris also shall sign agree to such acknowledgement as it applies to the non-use and nondisclosure obligations described therein. A copy of the policies is set forth in Schedule 1 hereto. The OCT Personnel shall treat any information regarding any activities being conducted by TOTAL or any of the Services as Confidential Information as set forth in the Agreement, and shall not share any such information, except as set forth in Section 3(b) of the Agreement. Notwithstanding the foregoing, the OCT Personnel shall not be restricted from sharing any such information with any Amyris Employees regarding (i) Amyris activities in the OCT Facilities that are not related to the Services or TOTAL Confidential Information, or (ii) the scheduling (but not the content or subject matter) of the Services. In addition, the OCT Personnel may disclose issues of safety within the Pilot Plant to the appropriate Amyris Employees responsible for safety and emergency management in the Pilot Plant.

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c)OCT Manager. The OCT Personnel will include one Amyris employee who will serve as one of the OCT Personnel and will manage the other OCT Personnel and the Services (the “OCT Manager”). The OCT Manager will be the primary contact for TOTAL and will represent and be authorized to take all decisions and exercise authority on behalf of Amyris in performing the Services. The OCT Manager will be responsible for tracking the OCT Personnel person-hours utilized for the Services to confirm compliance with the Annual Hours Commitment provided by Amyris as set forth below, provided that the time spent by the OCT Manager managing the OCT Personnel or tracking person–hours shall not constitute Services. For the avoidance of doubt, all OCT Personnel (including the OCT Manager) are employees of Amyris, reporting to Amyris’s management, shall be performing the Services as employees of Amyris, and shall not at any time act or take any action as an agent of TOTAL.
III.SERVICES
a)    Services; Statement of Work (“SOW”); Scheduling. As used in this Exhibit, “Services” includes the following: (i) training TOTAL employees in the operation of the Pilot Plant, (ii) conducting and documenting Campaigns (as defined below) for TOTAL; and (iii) the following “Other Services”: (1) performing other fermentation and downstream separations scale-up services and such other tasks which may include the following: recovery operations, seed train fermentation on [*] and [*] (potentially [*] also) and (2) for the [*] fermenter, preparation and sterilization of feedstock, preparation and sterilization of media, support for fermentation operations, support for sterilization and cleaning of equipment or materials, support for sample analytical preparation as provided in Section III(e) below. Services will be performed only by OCT Personnel. During the performance of Services, TOTAL employees shall have access to the OCT Facilities, including the right to operate the equipment included in the OCT Facilities under the supervision of the OCT Personnel only while being trained under Section III(a)(i) above or conducting some Other Services as listed in Section III(a)(iii) above. For clarity, TOTAL shall have no right to operate any equipment in the OCT Facilities while Amyris is operating a Campaign for TOTAL.
If TOTAL desires Services, the OCT Manager and a single point of contact designated by TOTAL (“TOTAL BPP Coordinator”) will jointly determine the allocation of OCT Personnel person-hours for Services, including the amount of time spent on training, type of Campaign (e.g., Long Run Campaign or Short Run Campaign) or any Other Services, and the estimated number of OCT Personnel person-hours needed during each calendar quarter. The OCT Manager and TOTAL BPP Coordinator will meet and agree on the schedule for a calendar quarter at least thirty (30) days prior to the beginning of each calendar quarter. At this meeting, OCT Personnel person-hours to be expended on Services shall be allocated for such calendar quarter. The OCT Manager and TOTAL BPP Coordinator will target to schedule an approximate range between 500 OCT Personnel person-hours and 1500 OCT Personnel person-hours for the calendar quarter. In the event that the OCT Manager and TOTAL BPP Coordinator cannot agree on the schedule and/or associated OCT Personnel person-hours to be expended for a calendar quarter, the Parties agree to escalate the matter to the Joint Oversight Team as set forth in Section 7(a) of the Agreement. For the

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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first year of the Agreement, the Parties will agree on such projected workload within thirty (30) days after the Effective Date.
For each specific Service, the OCT Manager and TOTAL BPP Coordinator will execute a SOW detailing the tasks to be performed and the estimated number of OCT Personnel and person-hours. Once the Services are completed, the OCT Manager and the TOTAL BPP Coordinator will meet in order to validate the person-hours duly spent to execute the Service described in the corresponding SOW. The information included in a SOW shall constitute TOTAL Confidential Information. A template SOW for use with Campaigns where a farnesene process is included is set forth in Schedule 5. For Campaigns that do not include a farnesene process and for Other Services, the Parties agree that to use as much as possible the SOW template set forth in Schedule 5. In any event, for the Campaigns operated pursuant to the Technology License, Development, Research and Collaboration Agreement, the SOW corresponding to such Campaigns shall clearly indicate that such Campaigns will be operated pursuant to the Collaboration Agreement.
b)    Annual Maximum Number of Hours of Services. In consideration for the Annual Fee, Amyris shall cause the OCT Personnel to perform up to three thousand one hundred seventy eight (3,178) person-hours of Services each “Contract Year” (i.e., the twelve month period commencing on the Effective Date and then again each anniversary of it thereafter during the Term; such amount being the “Annual Hours Commitment”). In the event the Services agreed upon by the Parties in any Contract Year exceeds the Annual Hours Commitment, then TOTAL will be charged $281.73 for each additional hour of Services. In addition, TOTAL may request additional OCT Personnel person-hours in any Contract Year at the same rate. Amyris, in its discretion, can agree to accept the request for additional OCT Personnel person-hours and such acceptance will be documented in the related SOW. For clarity, “Services” do not include, and no hours shall be attributed to, analytical work performed by Amyris unless such work is identified in a SOW, maintenance of the equipment in the OCT Facilities or any management of OCT Personnel. The Annual Hours Commitment will be allocated each Contract Year to the performance of the Services agreed upon by the Parties as set forth herein and for no other purpose. The OCT Personnel will be required to record their time used to work on Services separately from their time spent on Amyris activities. Within 15 days after the end of each Contract Year, the Joint Oversight Team will determine whether Amyris has completed the Annual Hours Commitment during such Contract Year. In the event that the Joint Oversight Team cannot agree on the number of OCT Personnel person–hours expended in such Contract Year, the Parties agree to escalate the matter as set forth in Section 7(a) of the Agreement. If, in a Contract Year, TOTAL fails to use all of the Annual Hours Commitment, then the Parties agree that, except under the circumstances set forth below, TOTAL will not be entitled to receive a refund of the applicable Annual Fee or a reduction of a future Annual Fee with respect to those unused person-hours. If the Annual Hours Commitment during any Contract Year is not met by Amyris as a result of Amyris failure to perform Services as requested by TOTAL in accordance with the terms of the Agreement, including this Exhibit and any executed SOWs, and such failure results in Amyris failing to meet the Annual Hours Commitment, then the Parties agree as follows:

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Failure after Contract Year 1: All unused OCT Personnel person-hours will “roll over” to Contract Year 2 and will be added to the Annual Hours Commitment for Contract Year 2.
Failure after Contract Years 2-4: TOTAL will have the choice, at its discretion, to either (a) roll over any unused OCT Personnel person-hours to the Annual Hours Commitment for the following Contract Year or (b) reduce the Annual Fee for such following Contract Year by an amount equal to (i) the number of unused OCT Personnel person-hours from the previous Contract Year multiplied by (ii) $281.73, thereby eliminating all existing roll over hours.
Failure after Contract Year 5: Amyris will reimburse TOTAL the pro-rata portion of the Annual Fee equal to (i) the number of OCT Personnel person-hours that were unused at the end of Contract Year 5 multiplied by (ii) $281.73.

In addition, in the event the roll over hours OCT Personnel person-hours exceed, in the aggregate, 1,500 hours at the end of any Contract Year after Contract Year 1, Amyris will be considered in material breach of the Agreement and TOTAL may terminate in accordance with Section 6(c) of the Agreement.

c)    Training of TOTAL Employees. As part of the Services, if requested by TOTAL, Amyris will provide TOTAL employees with training on how to operate equipment and generally process fermentation campaigns in the Pilot Plant. Most such training will occur through a “side-by-side” process, where TOTAL employees first accompany and then perform with supervision from the OCT Personnel, the tasks of running a Campaign as set forth below. As part of such training Services, the OCT Personnel shall provide the TOTAL employees access to all relevant documentation and equipment as needed to complete the Campaign training, as well as, if requested by TOTAL, access to a farnesene strain to be used in the fermentation processes to be carried out in such Campaign.
d)    Campaigns.
(i)Definition
If requested by TOTAL under this Exhibit, Amyris will conduct Campaigns (as defined below) for TOTAL as part of the Services. A “Campaign” is defined by the completion of all the following steps: feedstock preparation and sterilization, media preparation and sterilization, flask culture, seed train fermentation, main fermentation (in fermentors from [*] to [*] capacity), product recovery, sampling and sample preparation, cleaning and handling, data collection and analysis, and reporting. For clarity and instance, a Campaign might be either a “Long Run Campaign” or a “Short Run Campaign”.
A typical Long Run Campaign means a fermentation process in the OCT Facility that typically includes the steps listed in Schedule 2 hereto. The Parties estimate will require approximately [*] OCT Personnel person-hours and associated utilization of equipment in
[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the OCT Facilities to complete. Such campaign requires [*] of fermentation in MFA after inoculation. A simplified task schedule starting from the IFA task is provided on Figure 3 with number of working days per equipment. The red cells represent the inoculation day and the green ones the harvests days.
[*]
Figure 3 – [*]
A typical Short Run Campaign means a fermentation process in the OCT Facility that typically requires fewer technical steps and fewer estimated OCT Personnel person-hours to complete than a Long Run Campaign.
The Parties estimate a Short Run Campaign will typically require approximately 121 OCT Personnel person-hours and associated utilization of equipment in the OCT Facilities to complete. A simplified task schedule starting from the IFA task is provided on Figure 4 with number of working days per equipment.

[*]
Figure 4 – [*]

Measuring Success in Campaigns

•Key Parameters. In each SOW, TOTAL and Amyris will define the objectives to be reached when executing the Campaign. Among those objectives, no more than two objectives will be identified as “Key Parameters” by the Parties. If the Key Parameters are met, the Campaign will be considered a “Successful Campaign” and will be accepted by TOTAL.

•Process. Once the Campaign is terminated (at any time for any reason, including completion), the TOTAL BPP Coordinator and the OCT Manager shall meet to evaluate if the results (recorded data, analysis, etc.) are sufficient to meet the Key Parameters. The decision on whether Key Parameters are met will be at TOTAL BPP

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Coordinator’s discretion. However, if the Key Objectives are not met, an ABGD System (as defined below) analysis shall be performed by the OCT Personnel and upon TOTAL’s request, the TOTAL BPP Coordinator (or its designee) shall be entitled both to participate in such analysis, and to access the conclusions of the report of such analysis.

•The ABGD System. Amyris operates a batch quality system (the alpha beta gamma delta or ABGD system) which evaluates each batch by operational execution and outcome events as the basis for establishing whether a Campaign is a Successful Campaign. A detailed description of the ABGD system is set forth in Schedule 6. Alpha-Gamma, Alpha-Delta and Beta-Gamma outcomes will not result in an Attempted Campaign (as defined below).

•Attempted Campaign. A Campaign that does not meet the Key Parameters at termination and is categorized as Beta-Delta through the ABGD System is defined as an “Attempted Campaign”. An Attempted Campaign shall not be deemed a performance breach by Amyris, and Amyris will not deduct from the Annual Hours Commitment any OCT Personnel person-hours expended by Amyris on an Attempted Campaign. Within thirty (30) days after such Attempted Campaign, Amyris shall re-execute the Campaign, up to a maximum of two additional times, and TOTAL shall not be charged any additional OCT Personnel person-hours or cost for concluding such re-executed Campaign. In the event an Attempted Campaign occurs (up to a maximum of two Attempted Campaigns in a row) and the re-executed Campaign results in a Successful Campaign, TOTAL will be charged OCT Personnel person-hours for the Successful Campaign only.
•Failed Campaign. Three Attempted Campaigns on the same Campaign SOW is defined as a “Failed Campaign”. If three or more Failed Campaigns occur during a twelve month period, then TOTAL may thereafter terminate this Agreement without cause pursuant to Section 6(b) without, however, any obligation to pay the amount specified in Section 6(b) (ii).
•Root Cause Analysis. Amyris shall perform a root-cause analysis of each Attempted Campaign to identify the operational cause of the failure if applicable and report such analysis to TOTAL within thirty (30) days after the date of each Attempted Campaign, and resolve such failure within sixty (60) days after the basis for such Attempted Campaign has been identified.
e)    Other Services. From time to time TOTAL may request the OCT Personnel to perform Other Services. If some of the Other Services are to be performed using equipment in the Total Dedicated Area, the SOW shall identify such equipment. The OCT Personnel person-hours incurred to perform such Services shall apply against the Annual Hours Commitment available in the Contract Year. Once an Other Service is terminated, the TOTAL BPP Coordinator and the OCT Manager shall meet to evaluate if the results (if any) established in the SOW for such Other Services have been achieved. The OCT Manager and the TOTAL BPP Coordinator shall agree on the Key Parameters (if any) and anticipated results to be achieved for any Other Services on the associated SOW prior to execution of the related Services. If the results are not achieved, the tasks described in such SOW will be

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re-executed by the OCT Personnel, TOTAL shall not be charged any additional OCT Personnel person-hours or cost for concluding such re-executed SOW within thirty (30) days after such termination.
f)    Right to Lockout. Upon forty (40) days’ prior written notice and up to four (4) times each Contract Year, TOTAL may inform Amyris that Amyris will not be allowed to have any non-OCT Personnel visit or occupy the OCT Facilities during the operation of a specific Campaign or Service. Amyris will have the same right to exclude TOTAL and any associated employees, guest or partners from the OCT Facilities for the same number of days each year upon the same notice. Notwithstanding the foregoing, members of the Amyris emergency response team will at all times have access to the OCT Facilities in order to respond to any emergency situations on an as needed basis.
g)    Information Technology. The OCT Facilities equipment will be accessible by each Party’s respective IT Networks, but it will only be accessible by one Party’s network at any time. The OCT Manager shall ensure that OCT Personnel disconnect certain OCT Facilities equipment from one Party’s network and attaching it to the other Party’s network when shifting from executing a Campaign to conducting work for Amyris (and vice versa). The OCT Personnel shall take all actions necessary to ensure that all Campaign data is deleted from any OCT Facilities equipment prior to reattaching such equipment to the Amyris network (and vice versa). In the event that a Party inadvertently acquires or is given access to the other Party’s data residing on OCT Facilities equipment, such Party shall promptly notify the other Party, shall not use and shall promptly destroy such data.
IV.DOCUMENTATION
a)    Campaign/Service Report. For each Campaign or Other Service performed by Amyris, the OCT Personnel will prepare and provide a written report addressing the items specified in Schedule 3 as altered by mutually agreement of the OCT Manager and the TOTAL BPP Coordinator, or in the applicable SOW. The OCT Manager shall deliver such report to TOTAL not later than one (1) month after the end date designated in such SOW. The OCT Manager shall make the OCT Personnel involved with such Service reasonably available to answer TOTAL’s questions generated from review of each report. All time Amyris spends preparing such reports and subsequently answering questions about such reports will be deducted from the Annual Hours Commitment. For the avoidance of doubt, such report shall be deemed to be the property and Confidential Information of TOTAL for the purposes of this Agreement; however Amyris may keep a reference copy of such report in accordance with Section 3(d) of the Agreement.
b)    Batch Records. The OCT Personnel shall maintain during the execution of each Campaign or other Service (as applicable) a batch record (in the form and including the details specified in the SOW for such Campaign) to keep track of all events and parameter settings used during the Campaign. Within five (5) business days after the conclusion of each Campaign or other Service (including Campaigns and Services terminated prior to completion), Amyris will provide a copy of the batch record to TOTAL. For the avoidance of doubt, such records shall be deemed to be the property and

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Confidential Information of TOTAL for the purposes of this Agreement; however Amyris will keep a reference copy of such records in accordance with its then current standard record keeping procedures, provided that such copy may only be used in relation to disputes between Amyris and TOTAL with respect to the performance of the Campaign or Service (as applicable) that was the subject of the report.
c)    Raw Data. For each Campaign or other Service performed hereunder, the OCT Personnel shall maintain the raw data files that are generated by the analysers and fermenters used for execution of such Campaign or other Service (as applicable), and shall deliver such raw data files in a format reasonably requested by TOTAL within five (5) days after the conclusion of each Campaign or other Service (including Campaigns and Services terminated prior to completion). For the avoidance of doubt, such raw data files shall be deemed to be Confidential Information of TOTAL for the purposes of this Agreement; however Amyris may keep copies of such raw data files in accordance with Section 3(d) of the Agreement.

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SCHEDULE 1
OCT FACILITIES POLICIES
Amyris and TOTAL have entered into an agreement under which Amyris will provide fermentation and downstream separations scale-up services as well as training and related services to TOTAL employees at 5850 Hollis Street, Emeryville, California (the “Pilot Plant”).

You are one of the Amyris employees who will perform such services at the Pilot Plant. The services will be performed at the request of TOTAL under the oversight of Amyris’ Pilot Plant Manager in coordination with TOTAL (TOTAL manager referred to as the “TOTAL BPP Coordinator”). Employees of TOTAL also will be using and working in the Pilot Plant.

You will be interacting with TOTAL employees and materials belonging to TOTAL and may learn about or become exposed to confidential information belonging to TOTAL or its partners. It also is important to remember that you may possess confidential information belonging to Amyris or some of its other partners and need to ensure that you do not disclose this information to the TOTAL employees.

It is important to Amyris and TOTAL that you understand your obligations in regard to that information. As a consequence, Amyris and TOTAL have established the following policies to help guard against improper disclosure of confidential information and to help guide interactions between you and TOTAL employees. Note that this policy does not affect your obligations to Amyris under your Proprietary Information and Inventions Agreement. By signing this policy below, you hereby confirm and agree that:

•
You will only disclose to TOTAL employees information about Amyris projects, materials or personnel (whether marked “confidential” or “proprietary” or communicated in oral, written, graphic or electronic form) if you are specifically instructed to do so by the Pilot Plant Manager.

•
You will not disclose anything you learn about TOTAL’s projects, materials or personnel (whether marked “confidential” or “proprietary” or communicated in oral, written, graphic or electronic form) to any Amyris employee or consultant unless you are specifically instructed to do so by the Pilot Plant Manager.

•	You will comply with all policies and procedures generally governing personnel working at the Pilot Plant, including Amyris safety policies.

•	If you know or suspect there has been a security or safety incident in the Pilot Plant, you will report it immediately and directly to the Pilot Plant Manager.

•
You will keep accurate records of any time spent conducting services on each TOTAL project and will accurately report all such time to the Pilot Plant Manager by the deadlines and in the form required by the Pilot Plant Manager.

Please see the Pilot Plant Manager if you have any questions related to this policy.

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Please acknowledge your agreement to the terms of this policy by signing and dating in the space below and returning the signed copy to the Pilot Plant Manager.

Signature: ______________________________________________________________

Printed Name: _________________________________________________________

Date: ____________________________________________________________________

Acknowledged: TOTAL New Energies USA, Inc.

Signature: _____________________________________________________________

Printed Name and Title: _____________________________________________

Date: ___________________________________________________________________

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SCHEDULE 1A
OCT FACILITIES POLICIES

Amyris and TOTAL have entered into an agreement under which Amyris will provide fermentation and downstream separations scale-up services as well as training and related services to TOTAL employees at 5850 Hollis Street, Emeryville, California (the “Pilot Plant”).

You are one of the TOTAL employees who will be engaged with such services at the Pilot Plant. The services will be performed at the request of TOTAL under the oversight of Amyris’ Pilot Plant Manager in coordination with TOTAL (TOTAL manager referred to as the “TOTAL BPP Coordinator”). Employees of TOTAL also will be using and working in the Pilot Plant.

You will be interacting with Amyris employees and materials belonging to Amyris and may learn about or become exposed to confidential information belonging to Amyris or its partners. It also is important to remember that you may possess confidential information belonging to TOTAL or some of its other partners and need to ensure that you do not disclose this information to the Amyris employees.

It is important to Amyris and TOTAL that you understand your obligations in regard to that information. As a consequence, Amyris and TOTAL have established the following policies to help guard against improper disclosure of confidential information and to help guide interactions between you and Amyris employees. Note that this policy does not affect your obligations to TOTAL under your employment contract and/or any policy or agreement issued by TOTAL and applicable to you concerning proprietary information and inventions management. By signing this policy below, you hereby confirm and agree that:

•
You will only disclose to Amyris employees information about TOTAL projects, materials or personnel (whether marked “confidential” or “proprietary” or communicated in oral, written, graphic or electronic form) if you are specifically instructed to do so by the TOTAL BPP Coordinator.

•
You will not disclose anything you learn about Amyris’s projects, materials or personnel (whether marked “confidential” or “proprietary” or communicated in oral, written, graphic or electronic form) to any TOTAL employee or consultant unless you are specifically instructed to do so by the TOTAL BPP Coordinator.

•	You will comply with all policies and procedures generally governing personnel working at the Pilot Plant, including Amyris safety policies.

•	If you know or suspect there has been a security or safety incident in the Pilot Plant, you will report it immediately and directly to the TOTAL BPP Coordinator.

Please see the TOTAL BPP Coordinator r if you have any questions related to this policy.

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Please acknowledge your agreement to the terms of this policy by signing and dating in the space below and returning the signed copy to the TOTAL BPP Coordinator.

Signature: ______________________________________________________________

Printed Name: _________________________________________________________

Date: ____________________________________________________________________

Acknowledged: Amyris, Inc.

Signature: _____________________________________________________________

Printed Name and Title: _____________________________________________

Date: ___________________________________________________________________

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SCHEDULE 2
FARNESENE LONG RUN CAMPAIGN STEPS AND PROJECTED TIME

Task Name	OCT hours
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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 3
CAMPAIGN REPORT REQUIREMENTS
Each Campaign report will address the following subject areas (provided that the Parties may adjust the subject areas for a particular Campaign and capture the new Campaign Report Requirements in the SOW for such Campaign or as mutually agreed) in detail reasonably acceptable to TOTAL:

•	Report Executive Summary (Summary of the main observations, results and conclusions)

•	Overview (Recap of the main objectives of the campaign including the Key Parameters, recall of main process conditions including strain and feedstock used)

•
Experimental Plan (Recap of the original experimental plan and comparison with experiments actually performed, it could be a table with the main process conditions that has been varied along the Campaign + the main process fixed conditions that are of importance) :

◦	Varied process parameters

◦	Main fixed parameters

◦	Description of the adjustments Made between the original and the actual plan

•
Experiment Chronology (Date and runtime of each activity (e.g. inoc transfer, draw, addition) with short description of activity including quantities and OD measurement when applicable, and main critical observation / operating issue when applicable)

•	Process Description (including material and methods / Protocols used)

o	Sterilization (e.g. Feedstock composition, set up conditions)

o	Seed train (e.g. for each step : Vessel Size and type, Post-Inoc Volume, Volume of Innoc, Harvest OD, Feed composition, Media composition, Fermentation recipe)

o
Fermentation (e.g. Vessel Size and type, Post-Inoc Volume, Volume of Inoc, Feed composition, Media composition, Fermentation recipe, Antifoam, PH control, Air flowrate & OTR, agitation, Pressure, Feed strategy)

o	Downstream processes Operating Conditions

▪	L/S setup conditions if applicable

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▪	L/L setup conditions if applicable

▪	Polishing setup conditions if applicable

▪	Or any others setup conditions in case of a different recovery unit operation than centrifugation

o	Sampling Plan (Identification of all samples taken and their frequency, and results acquired during all the steps of the Campaign, either captured on the batch record or in an electronic format)

o	Analytical Plan (SOP used for sample preparation, SOP used for analytical work)

o	Formulas Used for Calculation (Yield and mass balances)

•	Results (one paragraph by Step or Process section)

◦	Sterilization (e.g. Composition, Brix analysis, Vapor consumption, Temperature profile)

◦	Fermentation (e.g. with MFCS profile for OTR, OUR, Temp, pH, RQ, Press, Residual Sugar, EtOH, Volume, Product titers )

◦	Downstream (e.g. capillary assay results, titers results in the broth and each stream along the recovery process, Centrifuges heavy and discharge phases if applicable)

◦	Mass Balances in case a template is provided in the SOW (For each draw : global and fene balance)

◦	Yields Calculation in case a template is provided in the SOW (e.g. Product yield, Productivity, L/S yield if applicable, L/L yield if applicable, Recovery Yield)

◦	Operational Observations

◦	Batch record and/or any others raw data files attached to the report)

•	Data Analysis (If applicable and described in the SOW)

•	Conclusions and Recommendations on an operational standpoint

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SCHEDULE 4
HSE STANDARDS

1. The Company's safety plans include, but are not limited to:

a. Ergonomics
b. Personal Protective Equipment (PPE)
c. Hazardous Waste Management
d. Radiation Safety
e. Chemical Hygiene Plan (CHP)
f. Biological Safety
g. Emergency Action Plan/Fire Prevention Plan
h. Risk Assessment Procedures
i. Safe Operating Guidelines (SOGs)
j. Lockout/tagout
k. Safety Orientation
l. Emergency Response
m. Hearing Conservation
n. Respiratory Protection
o. Contractor Safety
p. Contract Manufacturing Safe Operations

2. Training
a. OCT Personnel and TOTAL Employees

Amyris has established a program of training for all OCT Personnel and TOTAL employees so that they will be aware of the hazards and potential hazards. Training will be conducted by Amyris’ safety program administrator, the OCT Manager, knowledgeable and qualified Amyris employees, or outside consultants. The training may either be carried out in a classroom or through an online system. A schedule for various types of training can be obtained by contacting the OCT Manager.

All OCT Personnel and TOTAL Employees are required to attend mandated Amyris training sessions and meetings and to read and comply with Amyris notices, warnings, and memos/emails, if applicable.

3. Training Schedule

a. Initial Training.

OCT Personnel and TOTAL Employees will receive safety training prior to being granted access to the OCT Facilities.

b. Previously Unrecognized Hazards.

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OCT Personnel and TOTAL Employees shall receive additional training whenever a previously unrecognized potential hazard is identified or, for example, when new or different information is given on a Material Safety Data Sheet.

c. Emergency Training.

OCT Personnel and TOTAL Employees shall receive training in Emergency Action/Fire Prevention Program. In addition, certain OCT Personnel and TOTAL Employees may receive first aid/CPR training as needed.
d. Potentially Hazardous Non-Routine Tasks.

OCT Personnel and TOTAL Employees shall receive training and/or information before potentially hazardous non-routine tasks are undertaken. Depending on the circumstances, this training may be included in a regularly scheduled training session by the OCT Manager or through a task safety analysis or process safety review.

e. Annual Training.

Certain training such as biological, chemical, ergonomic and radiation safety will be done annually, as needed.

4. Training Records

a. Safety related training sessions will be documented using an Amyris training list sign-up sheet, highlighting the class. The Amyris training list sign-up sheet should give the name of the training class, the date and time of the session, and the name and signature of the OCT Personnel or TOTAL Employee.

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SCHEDULE 5
SOW TEMPLATE
The SOW should include the following:

•	Objectives

•	Key Parameters identified with acceptable deviation range as the trigger to qualify the failure of the Campaign (Alpha – Beta qualification)

•	Recall of the main process description and parameters

•	Expected results from smaller scale extrapolation

•	Materials to be used for each process step, including Protocols / SOP applicable (equipment, sample preparation, etc.)

•	Description of the work:

◦	Synoptic

◦	Process description for each process step if applicable

◦	Operating conditions for each process step (including if applicable a mention for Fixed Parameters vs Variables)

◦	Data to be recorded with a template of a Batch Record if applicable

◦	Sampling strategy

◦	Analytical strategy

◦	Performances expected

◦	Special requests

•	A template for Data analysis, calculations, graphs plotting, if applicable

•	Formulas for calculation, if applicable

•	Content of the Campaign Report (and graphs to be plotted)

•	Timing/Scheduling of the Campaign

•	Estimated person-hours for the performance of the Campaign

•	OCT Personnel responsible for the performance of the Campaign

•	Safety constraints and Emergency Response Team in place

Every SOW must be signed by both the TOTAL BPP Coordinator and the OCT Manager prior to execution in order to be valid. The Parties agree to use as much as possible the template set forth below:

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SOW Form Request Amyris/Total under Pilot Plant Services Agreement
Date
Requester
Estimated person-hours
OCT Personnel responsible
Signatures
TOTAL	Amyris
Name: Signature Date	Name: Signature Date

Main Objectives of the Run:
Strain performance, recovery performance, samples production, robustness……
Purpose:
Description:
Strain number:
Feedstock:

Training Run: □Yes □No
Biofene Program: □Yes □No

1.	Fermentation Step

1.1.	Preparation

	[*]	[*]	[*]	[*]
[*]
[*]
[*]
[*]
[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

1.2.	Fermentation Culture Conditions

Parameter	Unit	Value	Acceptable deviation range (if applicable)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
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[*]	[*]

1.3.	Performances expected
Yield, growth rate, feed, OUR, lab scale graph

1.4.	Special Requests - Comments :
What we need to focus on, issues that can happen

2.	Recovery Step

2.1.	Parameters for L/S separation
Equipment: Alfa-Laval DX203 centrifuge

Parameter	Standard	Required
Fene
[*]	[*]
[*]	[*]
[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]	[*]
[*]	[*]

*The pump speed will be adjusted to maintain the split ratio closed to the target.
Comments / Special requests:

2.2.	Parameters for L/L separation
Please choose:

a)	Alfa-Laval LAPX404

b)	Gyro

If LAPX chosen:

Parameter	Standard	Required
Fene
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Comments / Special requests:

If a surfactant is required, please specify:

•	Type:

•	Concentration:

•	Mixing type and time:

2.3.	Parameters for polishing
Please choose:

a)	Alfa-Laval DX203

b)	Filtration

If DX203 is chosen:

Parameter	Standard	Required
Fene
[*]	[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]	[*]
[*]	[*]
[*]	[*]

Comments / Special requests:

If Filtration is chosen, describe the set-up and type of filters.

If a stabilizator is added, please specify:

•	Type:

•	Concentration:

3.	Storage of Crude Products

How:
Where:
Duration:

If no polishing is done on the crude product, please specify if stabilizator addition is required:

•	Type:

•	Concentration:

4.	Analytics
Please review our standard analysis, and add comments or precisions if required.

Feedstock
[*]
[*]
[*]
[*]
[*]
[*]
[*]

Daily Fermentation
	IFA, SFA	MFA
[*]
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[*]
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[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*]
[*]

DSP
[*]
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Type of streams
Fene
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5.	Data Reporting

6.	Special Samples and Requests

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 6
THE ABGD SYSTEM
Amyris Fermentation Process Quality Assignment – ABGD (αβγd) System

Background
The ABDG system is an acronym for Alpha (correct execution), Beta (incorrect execution), Gamma (meets specifications), Delta (Failed specifications). It is a data classification tool that identifies correct process control and experimental data sets. The purpose of applying the tool is to enable calculation of operational performance (control) and process robustness (capability). The system provides clarity across a number of projects, programs, and facilities.

Application of ABDG
Fermentation processes are performed by following a set of instructions. These instructions are in the form of written description in the scope of work. The instructions must include the key process variables and their target set points, acceptable ranges, and concern limits. The key parameters are monitored throughout the process and any deviations are noted. This assessment may be manual or be automated. In Amyris’s fermentation lab and pilot plant we are operating mainly an auto tagging system that is based on the MFCS process control system measurements and the process parameter targets. There are also a small number of manual assessments that are inputted by the operations team. These operational events or discrepancies in execution, or deviations from target, are referred to as tags.

In addition to the operational execution tagging there is a further level of assessment of the batch outcomes. This evaluates the ability of the method executed to deliver data and product quality that is within agreed range according to the specifications. The overall system is illustrated in Figure 1.

[*]

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Figure 1: Categorization of process quality

In summary an alpha lot is a batch that has the following basic elements:-

•	Equipment was set up correctly

•	The correct raw materials were used

•	The process operations were conducted correctly

•	No mechanical issues
Beta lots would be batches that exhibit the following elements:-

•	Contamination

•	Excursions from set points

•	Noisy measurements leading to poor control

•	Equipment or electronic failures

•	Utility failures leading to excursions

Setting Rules and Specifications
Process operational and outcome rules are listed and agreed through a review process. The review requires sign off from fermentation managers and project/ program stakeholders. The agreed rules sets and specifications are recorded in a versioned controlled document. By way of illustration only, Table 1 shows the typical listing of rules for alpha/beta and delta assignments:

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Level	Set	Version	Current	Speciation Name
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
[*]	[*]		[*]	[*]
Table 1 Summarization of Rule Sets

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Typical examples of beta delta events would be contamination resulting from operator error, process control failures, and incorrect media or batch recipe if the run request was not properly. For clarity, it is understood that the specific parameters to determine/define the ABDG status of a batch should be defined on a case by case basis and reviewed within the Scope of Work process
Assignment
A batch would be assigned a status once all the parameters have been assessed. The alpha/ beta assignment is completed by the OCT manager. The gamma/ delta specification assignment is made by the TOTAL BPP coordinator. Final assessment of the batch as gamma or delta requires completion of process assays and quality review of the data. Table 2 provides a summary of the four categories that are assignable:

Categorization	Description	Example
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
Table 2: Assignment of ABDG

Follow Up
The goal is to minimize the beta-delta rate to less than [*]. Beta-delta operational events are categorized by failure type in a Pareto analysis. A root cause analysis (RCA) process is performed on the major failure events to establish the basis for corrective and preventative action (CAPA). The impact of CAPA is monitored by measuring and comparing the frequency of that event over time. This is the process of continuous improvement.

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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